EXHIBIT 21.1

SUBSIDIARIES LISTING AS OF DECEMBER 31, 2011

All the subsidiaries listed below are incorporated in Delaware except that Ashford Hospitality Trust, Inc. is incorporated in Maryland

AH Hotel GP LLC

AH Hotel Partners LP

AH Tenant Corporation

Annapolis Hotel GP LLC

Annapolis Maryland Hotel Limited Partnership

APHM – ND, L.P.

APHM North Dallas – GP, LLC

Ashford 1031 GP LLC

Ashford Alpharetta Limited Partnership

Ashford Anaheim GP LLC

Ashford Anaheim LP

Ashford Anchorage GP LLC

Ashford Anchorage LP

Ashford Atlanta Buckhead LP

Ashford Atlanta Perimeter LP

Ashford Atlantic Beach LP

Ashford Austin LP

Ashford Basking Ridge LP

Ashford Birmingham LP

Ashford Bloomington LP

Ashford Bridgewater Hotel Partnership, LP

Ashford Bucks County LLC

Ashford Buena Vista LP

Ashford Buford I LP

Ashford Buford II LP

Ashford BWI Airport LP

Ashford Canada Nominee Corporation

Ashford Canada Trust

Ashford Capital Advisors LLC

Ashford Centerville Limited Partnership

Ashford Charlotte Limited Partnership

Ashford Chicago O’Hare GP LLC

Ashford Chicago O’Hare LP

Ashford CM GP LLC

Ashford CM Partners LP

Ashford Columbus LP

Ashford Coral Gables LP

Ashford Credit Holding LLC

Ashford Crystal City GP LLC

Ashford Crystal City Limited Partnership

Ashford Crystal City Partners LP

Ashford Crystal Gateway GP LLC

Ashford Crystal Gateway LP

Ashford Dallas LP

Ashford Dearborn GP LLC

Ashford Dulles LP

Ashford Durham I LLC

Ashford Durham II LLC

Ashford Edison LP

Ashford Evansville I LP

Ashford Evansville III LP

Ashford Falls Church Limited Partnership

Ashford Flagstaff LP

Ashford Ft. Lauderdale Weston I LLC

Ashford Ft. Lauderdale Weston II LLC

Ashford Ft. Lauderdale Weston III LLC

Ashford Gaithersburg Limited Partnership

Ashford Gateway TRS Corporation

Ashford GCH Beverage, Inc.

Ashford Hawthorne LP

Ashford HHC II LLC

Ashford HHC III LLC

Ashford HHC LLC

Ashford HHC Partners II LP

Ashford HHC Partners III LP

Ashford HHC Partners LP

Ashford HI Beverage, Inc.

Ashford Holtsville LP

Ashford Hospitality Finance Albuquerque General Partner LLC

Ashford Hospitality Finance Albuquerque LP

Ashford Hospitality Finance California General Partner LLC

Ashford Hospitality Finance General Partner LLC

Ashford Hospitality Finance La Jolla LP

Ashford Hospitality Finance LP

Ashford Hospitality Limited Partnership

Ashford Hospitality Servicing LLC

Ashford Hospitality Trust, Inc.

Ashford IHC Partners LP

Ashford IHC LLC

Ashford Investment Management GP LLC

Ashford Investment Management LP

Ashford Irvine Spectrum Foothill Ranch Limited Partnership

Ashford Jacksonville I LP

Ashford Jacksonville II LP

Ashford Jacksonville III GP LLC

Ashford Jacksonville III LP

Ashford Jacksonville IV GP LLC

Ashford Jacksonville IV LP

Ashford Kansas City LP

Ashford Kennesaw I LP

Ashford Kennesaw II LP

Ashford Las Vegas LP

Ashford Laundry LLC

Ashford Lawrenceville LP

Ashford Lee Vista GP LLC

Ashford Lee Vista Partners LP

Ashford LLB C-Hotel Management, LP

Ashford LLB F-Inn Management LP

Ashford LLB SHS Management LP

Ashford LMND LLC

Ashford Louisville LP

Ashford LV Hughes Center LP

Ashford Manhattan Beach LP

Ashford Market Center LP

Ashford Mezz Borrower LLC

Ashford Minneapolis Airport GP LLC

Ashford Minneapolis Airport LP

Ashford Mira Mesa San Diego Limited Partnership

Ashford Mobile LP

Ashford MV San Diego GP LLC

Ashford MV San Diego LP

Ashford Newark LP

Ashford Oakland LP

Ashford OP General Partner LLC

Ashford OP Limited Partner LLC

Ashford Orlando Sea World Limited Partnership

Ashford Overland Park Limited Partnership

Ashford PH GP LLC

Ashford PH Partners LP

Ashford Philadelphia Annex GP LLC

Ashford Philadelphia Annex LP

Ashford Philly GP LLC

Ashford Philly LP

Ashford Phoenix Airport LP

Ashford Plano-C LP

Ashford Plano-M LP

Ashford Plano-R LP

Ashford Plymouth Meeting LP

Ashford Pool I GP LLC

Ashford Pool II GP LLC

Ashford Properties General Partner LLC

Ashford Properties General Partner Sub III LLC

Ashford Raleigh Limited Partnership

Ashford Richmond LP

Ashford Ruby Palm Desert I Limited Partnership

Ashford Salt Lake Limited Partnership

Ashford San Francisco GP LLC

Ashford San Francisco II LP

Ashford San Francisco LP

Ashford San Jose LP

Ashford Santa Clara GP LLC

Ashford Santa Clara Partners LP

Ashford Santa Fe LP

Ashford Sapphire Acquisition LLC

Ashford Sapphire GP LLC

Ashford Sapphire I GP LLC

Ashford Sapphire II GP LLC

Ashford Sapphire III GP LLC

Ashford Sapphire Junior Holder I LLC

Ashford Sapphire Junior Holder II LLC

Ashford Sapphire Junior Mezz I LLC

Ashford Sapphire Junior Mezz II LLC

Ashford Sapphire Senior Mezz I LLC

Ashford Sapphire Senior Mezz II LLC

Ashford Sapphire V GP LLC

Ashford Sapphire VI GP LLC

Ashford Sapphire VII GP LLC

Ashford Scottsdale LP

Ashford Seattle Downtown LP

Ashford Seattle Waterfront LP

Ashford Senior General Partner I LLC

Ashford Senior General Partner II LLC

Ashford Senior General Partner III LLC

Ashford Senior General Partner IV LLC

Ashford Senior General Partner LLC

Ashford Syracuse LP

Ashford Tampa International Hotel LP

Ashford Terre Haute LP

Ashford Tipton Lakes LP

Ashford Torrance LP

Ashford TRS Anaheim LLC

Ashford TRS Canada Corporation

Ashford TRS Chicago LLC

Ashford TRS CM LLC

Ashford TRS Corporation

Ashford TRS Crystal City LLC

Ashford TRS III LLC

Ashford TRS Investment Management GP LLC

Ashford TRS Investment Management LP

Ashford TRS Jacksonville III LLC

Ashford TRS Jacksonville IV LLC

Ashford TRS Lee Vista LLC

Ashford TRS Lessee I LLC

Ashford TRS Lessee II LLC

Ashford TRS Lessee III LLC

Ashford TRS Lessee IV LLC

Ashford TRS Lessee LLC

Ashford TRS Nickel LLC

Ashford TRS PH LLC

Ashford TRS Philadelphia Annex LLC

Ashford TRS Pool I LLC

Ashford TRS Pool II LLC

Ashford TRS San Francisco LLC

Ashford TRS Santa Clara LLC

Ashford TRS Sapphire GP LLC

Ashford TRS Sapphire I LLC

Ashford TRS Sapphire II LLC

Ashford TRS Sapphire III LLC

Ashford TRS Sapphire LLC

Ashford TRS Sapphire V LLC

Ashford TRS Sapphire VI LLC

Ashford TRS Sapphire VII LLC

Ashford TRS V LLC

Ashford TRS VI Corporation

Ashford TRS WQ LLC

Ashford Walnut Creek GP LLC

Ashford Walnut Creek LP

Ashford WQ Hotel GP LLC

Ashford WQ Hotel LP

Ashford WQ Licensee LLC

Austin Embassy Beverage Inc.

Bucks County Member LLC

CHH Capital Hotel GP LLC

CHH Capital Hotel Partners LP

CHH Capital Tenant Corp.

CHH Crystal City Hotel GP, LLC

CHH Crystal City Hotel LP

CHH Dallas Parent, LLC

CHH Dallas Partnership LP

CHH III Tenant Parent Corp.

CHH Lee Vista Hotel GP, LLC

CHH Lee Vista Hotel LP

CHH Rye Town Hotel GP LLC

CHH Rye Town Hotel LP

CHH Santa Clara Hotel GP LLC

CHH Santa Clara Hotel LP

CHH Torrey Pines Hotel GP LLC

CHH Torrey Pines Hotel Partners LP

CHH Torrey Pines Tenant Corp.

CHH Tucson Parent LLC

CHH Tucson Partnership LP

CIH Galleria Parent LLC

CM Hotel GP LLC

CM Hotel Partners LP

Commack New York Hotel Limited Partnership

Coral Gables Florida Hotel Limited Partnership

Crystal City Tenant Corp.

CY Manchester Hotel Partners LP

CY Manchester Tenant Corporation

CY-CIH Manchester Parent LLC

Dallas Texas Hotel Limited Partnership

Dearborn Hotel Partners LP

Dearborn Tenant Corp.

DLC 2 Tree Tenant Corp.

EC Tenant Corp.

FL/NY GP LLC

Galleria Hotel Partners LP

Galleria Tenant Corporation

Georgia Peach Hotel Limited Partnership

HH Annapolis Holding LLC

HH Annapolis LLC

HH Atlanta LLC

HH Austin Hotel Associates, L.P.

HH Baltimore Holdings LLC

HH Baltimore LLC

HH Boston Back Bay LLC

HH Chicago LLC

HH Churchill Hotel Associates, L.P.

HH Denver LLC

HH DFW Hotel Associates, L.P.

HH FP Portfolio LLC

HH Gaithersburg Borrower LLC

HH Gaithersburg LLC

HH LC Portfolio LLC

HH Melrose Hotel Associates, L.P.

HH Mezz Borrower A-2 LLC

HH Mezz Borrower A-3 LLC

HH Mezz Borrower A-4 LLC

HH Mezz Borrower C-2 LLC

HH Mezz Borrower C-3 LLC

HH Mezz Borrower C-4 LLC

HH Mezz Borrower D-2 LLC

HH Mezz Borrower D-3 LLC

HH Mezz Borrower D-4 LLC

HH Mezz Borrower F-2 LLC

HH Mezz Borrower F-3 LLC

HH Mezz Borrower F-4 LLC

HH Mezz Borrower G-2 LLC

HH Mezz Borrower G-3 LLC

HH Mezz Borrower G-4 LLC

HH Nashville LLC

HH Palm Springs LLC

HH Princeton LLC

HH San Antonio LLC

HH Savannah LLC

HH Swap A LLC

HH Swap C LLC

HH Swap C-1 LLC

HH Swap D LLC

HH Swap F LLC

HH Swap F-1 LLC

HH Swap G LLC

HH Tampa Westshore LLC

HH Texas Hotel Associates L.P.

HHC Texas GP LLC

HHC TRS Atlanta LLC

HHC TRS Austin LLC

HHC TRS Baltimore LLC

HHC TRS Chicago LLC

HHC TRS FP Portfolio LLC

HHC TRS GP LLC

HHC TRS Highland LLC

HHC TRS LC Portfolio LLC

HHC TRS Melrose LLC

HHC TRS Nashville LLC

HHC TRS OP LLC

HHC TRS Portsmouth LLC

HHC TRS Princeton LLC

HHC TRS Savannah LLC

HHC TRS Tampa LLC

HMA Hotel GP LLC

HMA Hotel Partners LP

Hyannis Massachusetts Hotel Limited Partnership

Key West Florida Hotel Limited Partnership

Key West Hotel GP LLC

Lee Vista Tenant Corp.

Minnetonka Hotel GP LLC

Minnetonka Minnesota Hotel Limited Partnership

New Beverly Hills GP LLC

New Beverly Hills Hotel Limited Partnership

New Clear Lake GP LLC

New Clear Lake Hotel Limited Partnership

New Fort Tower I GP LLC

New Fort Tower I Hotel Limited Partnership

New Fort Tower II GP LLC

New Fort Tower II Hotel Limited Partnership

New Houston GP LLC

New Houston Hotel Limited Partnership

New Indianapolis Airport Hotel Limited Partnership

New Indianapolis Downtown GP LLC

New Indianapolis Downtown Hotel Limited Partnership

New Milford Hotel Limited Partnership

Non-REIT GP LLC

Palm Beach Florida Hotel and Office Building Limited Partnership

Palm Beach GP LLC

PH Hotel GP LLC

PH Hotel Partners LP

PIM Ashford Mezz 4 LLC

PIM Ashford Subsidiary I LLC

PIM Ashford Subsidiary II LLC

PIM Ashford Subsidiary III LLC

PIM Ashford Venture I LLC

PIM Ashford Venture II LLC

PIM Highland Holding LLC

PIM Highland TRS Corporation

Portsmouth Hotel Associates LLC

REDUS SH ND, LLC

RFS SPE 2000 LLC

RI Manchester Hotel Partners LP

RI Manchester Tenant Corporation

RI-CIH Manchester Parent LLC

Ruby Senior General Partner I LLC

Ruby Senior General Partner II LLC

Ruby Senior General Partner III LLC

Rye Town Tenant Corp.

Santa Clara Tenant Corp.

South Yarmouth Massachusetts Hotel Limited Partnership

St. Petersburg Florida Hotel Limited Partnership

St. Petersburg GP LLC

Westbury New York Hotel Limited Partnership